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         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

                      SUPPLEMENT DATED NOVEMBER 20, 2006 TO
                         PROSPECTUSES DATED MAY 1, 2006

This supplement is intended for distribution with certain prospectuses dated May 1, 2006 ("Prospectuses(1)") for certain "Venture Vantage Variable Annuity," contracts issued by John Hancock Life Insurance Company (U.S.A.)

CHANGE TO OUR RATINGS

Effective November 7, 2006, we are amending and restating the disclosure of the "General Information about Us, the Separate Account and the Funds" section of the Prospectus that discusses our financial ratings. This revision reflects our Standard & Poor's rating:

We have received the following ratings from independent rating agencies:

         ----------------------------------------------------------
         A++                 Superior companies have a very strong
         A.M. Best           ability to meet their obligations; 1st
                             category of 16

         AA+                 Very strong capacity to meet
         Fitch               policyholder and contract obligations;
                             2nd category of 24

         AAA                 Extremely strong financial security
         Standard & Poor's   characteristics; 2nd category of 21

         Aa2                 Excellent in financial strength; 3rd
         Moody's             category of 21
         ----------------------------------------------------------

These ratings, which are current as of November 7, 2006 and are subject to change, are assigned as a measure of John Hancock USA's ability to honor any guarantees provided by the Contract and any applicable optional Riders, but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any Fund.




(1) Prospectus form identifiers: Vantage 2006, and Vantage Prior





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